UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2018

Ladder Capital Corp

(Exact Name of Registrant As Specified In Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36299 (Commission File Number)	80-0925494 (IRS Employer Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154
(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170
  (Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 8.01                                           Other Events.

On November 13, 2018, Ladder Capital Corp (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Company, Ladder Capital Finance Holdings LLLP (“LCFH”), Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BTIG, LLC, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC (the “Underwriters”), pursuant to which the Company agreed to issue and sell 5,800,000 shares of its Class A common stock to the Underwriters. The offering closed on November 16, 2018, at which time the Company issued the 5,800,000 shares to the Underwriters in exchange for approximately $99.0 million. Pursuant to the Underwriting Agreement, the Underwriters have an option for 30 days from the date of the Underwriting Agreement to purchase up to an additional 870,000 shares of the Company’s Class A common stock.

The Company intends to use the net proceeds of the offering to make additional investments, consistent with its investment policy, and for general corporate purposes, including repayment of existing indebtedness.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and LCFH. In addition, the Company and LCFH have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make in respect of those liabilities.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which  is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Kirkland and Ellis LLP has issued an opinion, dated November 16, 2018, to the Company regarding certain legal matters with respect to the offering of the Class A common stock, a copy of which is filed as Exhibit 5.1 hereto.

Item 9.01.                                        Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-216806) filed by the Company with the Securities and Exchange Commission on March 17, 2017.

(d)  Exhibits

Exhibit Number	Description of Exhibit

1.1

Underwriting Agreement, dated November 13, 2018, by and among Ladder Capital Corp, Ladder Capital Finance Holdings LLLP, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BTIG, LLC, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox
Chief Financial Officer

Date: November 16, 2018

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